SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 26, 1994


                                        BALL CORPORATION
            (Exact name of registrant as specified in its charter)



                                              Indiana
                (State or other jurisdiction of incorporation)



                  1-7349                                    35-0160610
   (Commission File Number)               (IRS Employer Identification No.)



             345 South High Street, Muncie, Indiana    47305-2326
             (Address of principal executive office)   (Zip Code)



Registrant's telephone number, including area code:  (317) 747-6100

                               Ball Corporation
                          Current Report on Form 8-K
                            Dated January 27, 1994



Item 5.  Other Events.

The report of earnings was announced by Ball Corporation on January 26, 1994,

pursuant to a copy of the press release attached hereto as Exhibit EX-21 and incorporated herein by reference.



Item 7.  Financial Statements and Exhibits



(c)  Exhibits



     EX-21 - Other Documents or Statements to Security Holders.



          Text of a press release disseminated by the

          registrant on January 26, 1994.

                               Ball Corporation
                          Current Report on Form 8-K
                            Dated January 27, 1994


                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          BALL CORPORATION
                          (Registrant)



Date:  January 27, 1994   By: /s/George A. Sissel
                              George A. Sissel
                              Senior Vice President, Corporate Affairs;
                                Corporate Secretary and General Counsel



                               Ball Corporation
                          Current Report on Form 8-K
                            Dated January 27, 1994

                                 EXHIBIT INDEX


Exhibit   Description

EX-21          Text of a press release disseminated by the
          registrant on January 26, 1994.